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                                                                    EXHIBIT 4.3


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       COMMON STOCK         [LOGO OF INTERNATIONAL      COMMON STOCK
                                COMPUTEX, INC.
     -----NUMBER-----            APPEARS HERE]         -----SHARES-----

     ----------------                                  ----------------

                                                      -----------------
                                                      CUSIP 459337 10 1
                                                      -----------------

                                                       SEE REVERSE FOR
                                                     CERTAIN DEFINITIONS


THIS CERTIFIES THAT                                             is the owner of






___________________________________________________________ shares of fully paid and non-assessable Common Stock, par value $.001 per share, of INTERNATIONAL COMPUTEX, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.


Dated
                              [CORPORATE SEAL OF
                            INTERNATIONAL COMPUTEX,
                              INC. APPEARS HERE]

    /s/ James C McAlarney                       /s/ Haim E. Dahan

               Secretary                        Chief Executive Officer

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          Countersigned:
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                         (New York, New York)
                                   Transfer Agent and Registrar
       By
                                          Authorized Signature
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
     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A
BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common                  UNIF GIFT MIN ACT-________________ Custodian__________________
     TEN ENT- as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN- as joint tenants with
              right of survivorship and                              under Uniform Gifts to Minors
              not as tenants in common
                                                           Act____________________________________________________
                                                                                  (State)

                      Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

__________________________________________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE, INCLUDING ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________________

In the presence of               _________________________________________________________________________________


____________________________     _________________________________________________________________________________
                                 NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT OR ANY CHANGE WHATEVER.
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